SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2006 (November 27, 2006)

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosures.

On November 27, 2006 the Registrant issued the press release titled “Chembio and CDC to Develop Rapid Syphilis Test Using Dual Path Platform (DPPTM) Technology” included herein as Exhibit 99.1.

On November 28, 2006 the Registrant issued the press release titled “Chembio Receives CLIA Waiver for HIV 1/2 STAT-PAKTM” included herein as Exhibit 99.2.

On December 1, 2006 the Registrant issued the press release titled “Chembio Diagnostics Undertakes HIV/AIDS Media Education Initiative 19th Annual World AIDS Day Today” included herein as Exhibit 99.3.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release titled “Chembio and CDC to Develop Rapid Syphilis Test Using Dual Path Platform (DPPTM) Technology” issued November 27, 2006.

99.2	Press Release titled “Chembio Receives CLIA Waiver for HIV 1/2 STAT-PAKTM” issued November 28, 2006.

99.3	Press Release titled “Chembio Diagnostics Undertakes HIV/AIDS Media Education Initiative 19th Annual World AIDS Day Today” issued December 1, 2006.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: December 1, 2006       Chembio Diagnostics, Inc.

By:     /s/ Lawrence A. Siebert
    Lawrence A. Siebert
    Chief Executive Officer